                                                                 EXHIBIT 99(b)

                                 BAYBANKS, INC.

                           CONSOLIDATED BALANCE SHEET

                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                                                                           MARCH 31       DECEMBER 31      MARCH 31
                                                                             1996            1995            1995
                                                                          -----------     -----------     -----------
ASSETS
Cash and due from banks.................................................  $   872,677     $   922,031     $   658,022
Trading account securities..............................................       36,340          50,755          18,368
Securities portfolios
  Interest-bearing deposits and other short-term investments............      210,875         361,164         196,831
  Securities available for sale -- amortized cost $2,187,804 at
  March 31, 1996, $2,518,199 at December 31, 1995, and $221,299 at
  March 31, 1995........................................................    2,202,876       2,549,127         222,015
  Investment securities -- market value $52,612 at March 31, 1996,
    $54,398 at December 31, 1995, and $2,644,529 at March 31, 1995......       52,612          54,398       2,675,403
                                                                          -----------     -----------     -----------
                                                                            2,466,363       2,964,689       3,094,249
Loans, net of unearned income and fees
  Commercial............................................................    1,570,836       1,604,031       1,580,403
  Commercial real estate................................................    1,202,729       1,167,043         977,986
  Residential mortgage..................................................    2,163,366       2,053,635       1,376,372
  Instalment............................................................    2,932,918       2,946,384       2,839,733
                                                                          -----------     -----------     -----------
                                                                            7,869,849       7,771,093       6,774,494
  Less allowance for loan losses........................................      151,680         153,688         146,348
                                                                          -----------     -----------     -----------
                                                                            7,718,169       7,617,405       6,628,146
Premises and equipment, net.............................................      213,151         215,714         193,785
Goodwill and other intangibles..........................................       54,624          54,869           4,282
Other assets............................................................      231,855         238,038         246,906
                                                                          -----------     -----------     -----------
         Total assets...................................................  $11,593,179     $12,063,501     $10,843,758
                                                                          ===========     ===========     ===========
                                        LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
  Demand................................................................  $ 2,209,027     $ 2,383,823     $ 2,100,424
  NOW accounts..........................................................    1,599,149       1,657,825       1,407,048
  Savings...............................................................    1,539,254       1,498,596       1,460,247
  Money market deposit accounts.........................................    2,663,653       2,599,295       2,493,856
  Consumer time.........................................................    1,899,501       1,862,611       1,299,848
  Time -- $100,000 or more..............................................      190,812         215,257         182,532
                                                                          -----------     -----------     -----------
                                                                           10,101,396      10,217,407       8,943,955
Federal funds purchased and other short-term borrowings.................      415,628         718,941         961,883
Accrued expenses and other accounts payable.............................       82,591         104,831          66,815
Long-term debt..........................................................       14,871          64,849          51,146
Guarantee of ESOP indebtedness..........................................        2,941           6,289           6,289
Stockholders' equity:
  Common stock, par value $2.00 per share
    Shares authorized -- 50,000,000
    Shares issued -- 19,729,361 at March 31, 1996, 19,642,774
      at December 31, 1995, and 19,006,032 at March 31, 1995............       39,459          39,286          38,012
  Surplus...............................................................      364,464         360,969         315,660
  Retained earnings.....................................................      566,268         539,711         465,867
  Net unrealized gain on securities available for sale, net of tax......        8,663          17,678             420
  Treasury stock at cost -- 1,525 shares at March 31, 1996, and 1,841
    shares at December 31, 1995.........................................         (161)           (171)             --
  Guarantee of ESOP indebtedness........................................       (2,941)         (6,289)         (6,289)
                                                                          -----------     -----------     -----------
         Total stockholders' equity.....................................      975,752         951,184         813,670
                                                                          -----------     -----------     -----------
         Total liabilities and stockholders' equity.....................  $11,593,179     $12,063,501     $10,843,758
                                                                          ===========     ===========     ===========

                                 BAYBANKS, INC.

                        CONSOLIDATED STATEMENT OF INCOME

                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                                     FIRST QUARTER
                                                                                    ENDED MARCH 31
                                                                               -------------------------
                                                                                  1996           1995
                                                                               ----------     ----------
Income on interest-bearing deposits and other short-term investments.........  $    3,560     $    2,863
Interest on securities available for sale and investment securities..........      34,094         37,932
Interest and fees on loans...................................................     167,778        148,589
                                                                               ----------     ----------
Total income on earning assets...............................................     205,432        189,384
Interest expense on deposits and borrowings
  Deposits...................................................................      64,532         49,327
  Short-term borrowings......................................................       8,081         16,272
  Long-term debt.............................................................         922            831
                                                                               ----------     ----------
Total interest expense.......................................................      73,535         66,430
                                                                               ----------     ----------
Net interest income..........................................................     131,897        122,954
Provision for loan losses....................................................       6,900          6,500
                                                                               ----------     ----------
Net interest income after provision for loan losses..........................     124,997        116,454
Noninterest income
  Service charges and fees on deposit accounts...............................      27,692         26,643
  Other noninterest income...................................................      31,478         24,798
                                                                               ----------     ----------
Total noninterest income.....................................................      59,170         51,441
Net securities gains.........................................................           5              1
Operating expenses
  Salaries and benefits......................................................      63,587         60,318
  Occupancy and equipment....................................................      24,729         22,598
  Other operating expenses...................................................      34,701         33,636
                                                                               ----------     ----------
Total operating expenses.....................................................     123,017        116,552
Provision for OREO reserve, net..............................................        (398)         1,000
                                                                               ----------     ----------
Total operating expenses after OREO provision................................     122,619        117,552
                                                                               ----------     ----------
Income before taxes..........................................................      61,553         50,344
Provision for income taxes...................................................      23,174         19,869
                                                                               ----------     ----------
NET INCOME...................................................................  $   38,379     $   30,475
                                                                               ==========     ==========
Earnings Per Share...........................................................  $     1.92     $     1.58
                                                                               ==========     ==========
Average shares outstanding...................................................  19,978,541     19,261,941

                                 BAYBANKS, INC.

                              CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                       NET
                                                                    UNREALIZED
                                                                     GAIN ON
                                                                    SECURITIES
                                   COMMON                RETAINED   AVAILABLE    TREASURY   ESOP LOAN
                                    STOCK    SURPLUS     EARNINGS    FOR SALE     STOCK     GUARANTEE    TOTAL
                                   -------   --------    --------   ----------   --------   ---------   --------
BALANCE AS OF DECEMBER 31,
  1994...........................  $37,999   $314,924    $444,891    $    276     $  (27)    $(9,451)   $788,612
  Net income -- first quarter
    1995.........................                          30,475                                         30,475
  Cash dividends declared ($.50
    per share)...................                          (9,499)                                        (9,499)
  Net change in valuation reserve
    related to securities
    available
    for sale portfolio, net of
    deferred income taxes........                                         144                                144
  Other, principally employee
    benefit plans................      13         736                                 27       3,162       3,938
                                   --------  --------    --------     -------    -------     -------    --------
BALANCE AS OF MARCH 31, 1995.....  $38,012   $315,660*   $465,867    $    420     $   --     $(6,289)   $813,670
                                   ========  ========    ========     =======    =======     =======    ========
BALANCE AS OF DECEMBER 31,
  1995...........................  $39,286   $360,969*   $539,711    $ 17,678     $ (171)    $(6,289)   $951,184
  Net income -- first quarter
    1996.........................                          38,379                                         38,379
  Cash dividends declared ($.60
    per share)...................                         (11,822)                                       (11,822)
  Net change in valuation reserve
    related to securities
    available
    for sale portfolio, net of
    deferred income taxes........                                      (9,015)                            (9,015)
  Other, principally employee
    benefit plans................     173       3,495                                 10       3,348       7,026
                                   --------  --------    --------     -------    -------     -------    --------
BALANCE AS OF MARCH 31, 1996.....  $39,459   $364,464*   $566,268    $  8,663     $ (161)    $(2,941)   $975,752
                                   ========  ========    ========     =======    =======     =======    ========

- ---------------
* Net of unamortized restricted stock compensation expense of $4,456, $5,290, and $5,550 at March 31, 1996, December 31, 1995, and March 31, 1995,
  respectively. Upon approval of the merger with Bank of Boston Corporation (see
  Note 4) by the Company's shareholders on April 25, 1996, restriction periods on outstanding awards of restricted stock lapsed. Accordingly, the unamortized restricted stock compensation, net of applicable tax benefits, at April 25, 1996 will be recognized during the second quarter of 1996.


                                  BAYBANKS, INC.

                                        CONSOLIDATED STATEMENT OF CASH FLOWS

                                                  (IN THOUSANDS)
                                                                                              FIRST QUARTER ENDED
                                                                                                   MARCH 31
                                                                                          ---------------------------
                                                                                             1996             1995
                                                                                          -----------       ---------
OPERATING ACTIVITIES
  Net income............................................................................  $    38,379       $  30,475
  Adjustments to reconcile net income to net cash provided by operating activities:
    Proceeds from sales and maturities of trading account securities(1).................    2,090,563         556,338
    Purchases of trading account securities.............................................   (2,076,148)       (556,052)
    Net amortization of security premium and borrowings discount........................          999           3,677
    Net securities gains................................................................           (5)             (1)
    Fixed-rate mortgages sold...........................................................       72,474           7,760
    Fixed-rate mortgages originated for sale, net of principal payments.................     (104,681)         (5,038)
    Student loans transferred from portfolio and sold...................................       15,400              --
    Provision for loan losses...........................................................        6,900           6,500
    Amortization of goodwill and other intangibles......................................        1,302             138
    Depreciation and amortization of premises and equipment.............................        6,541           6,558
    Gain on sales of premises and equipment.............................................         (339)         (1,057)
    Provision for OREO reserve, net.....................................................         (398)          1,000
    Deferred income taxes...............................................................        1,157            (413)
    Change in other assets..............................................................       (4,141)         (2,356)
    Change in interest receivable.......................................................       14,374          (5,623)
    Change in accrued expenses and other accounts payable...............................      (19,830)         (5,292)
    Change in interest payable..........................................................       (1,503)          1,645
                                                                                          -----------       ---------
        Net cash provided by operating activities.......................................       41,044          38,259
                                                                                          -----------       ---------
INVESTING ACTIVITIES
  Proceeds from sales of securities available for sale..................................        6,075          45,110
  Proceeds from maturities of securities available for sale.............................    1,005,504              48
  Purchases of securities available for sale(1).........................................     (682,150)        (37,500)
  Proceeds from maturities of investment securities.....................................        2,399         335,540
  Purchases of investment securities....................................................         (613)       (458,432)
  Net cash provided (used) by:
    Short-term investments..............................................................      150,289         (30,545)
    Loans(2)(3)(4)......................................................................      (91,428)       (110,871)
  Proceeds from sales of premises and equipment.........................................          534           1,605
  Purchases of premises and equipment...................................................       (4,173)         (5,461)
  Proceeds from sales and payments related to OREO(3)(4)................................        2,962           5,094
                                                                                          -----------       ---------
        Net cash provided (used) by investing activities................................      389,399        (255,412)
                                                                                          -----------       ---------
FINANCING ACTIVITIES
  Net cash provided (used) by:
    Demand deposits, NOW, and savings accounts..........................................     (192,814)       (201,195)
    Money market deposits...............................................................       64,358         (66,569)
    Consumer time deposits..............................................................       36,890         204,491
    Time -- $100,000 or more............................................................      (24,445)          6,869
    Short-term borrowings...............................................................     (303,313)        112,366
    Long-term debt......................................................................      (50,009)             (8)
  Dividends paid........................................................................      (11,822)         (9,499)
  Other equity transactions.............................................................        1,358            (450)
                                                                                          -----------       ---------
        Net cash provided (used) by financing activities................................     (479,797)         46,005
                                                                                          -----------       ---------
Net change in cash and cash equivalents.................................................      (49,354)       (171,148)
Cash and cash equivalents at beginning of year(5).......................................      922,031         829,170
                                                                                          -----------       ---------
Cash and cash equivalents at March 31(5)................................................  $   872,677       $ 658,022
                                                                                           ==========       =========
Supplemental disclosure of cash flow information
  Interest paid.........................................................................  $    75,038       $  64,785
  Taxes paid............................................................................       14,043           9,020

- ---------------

(1) Excludes transfers of trading account securities to the securities available for sale portfolio of $8.8 million in 1995.
(2) Excludes transfers of loans to the other real estate owned category of $.6 million in 1996 and 1995.
(3) Excludes loan originations in conjunction with OREO sales of $1.0 million in 1995.
(4) 1995 amount excludes $33.2 million of in-substance foreclosures and related reserves of $8.7 million reclassified to loans and the allowance for loan losses, respectively, as a result of the adoption of SFAS No. 114 on January 1, 1995.
(5) Cash and cash equivalents consist of cash on hand and due from banks.

                                 BAYBANKS, INC.

                        NOTE 1.  ACCOUNTING ADJUSTMENTS

     In the opinion of management, all of the adjustments (consisting of normal recurring accruals unless otherwise indicated) necessary for a fair statement of the results of operations have been included in the accompanying financial statements, prepared in accordance with generally accepted accounting principles. Certain 1995 amounts have been reclassified to conform with the 1996 presentation. These financial statements are unaudited.

                         NOTE 2.  SECURITIES PORTFOLIOS

     The amortized cost, gross unrealized gains and losses, market values, and weighted average yields of the following securities portfolios by maturity
(excluding interest-bearing deposits and other short-term investments) were:

                                                           GROSS        GROSS                   WEIGHTED
                                            AMORTIZED    UNREALIZED   UNREALIZED     MARKET     AVERAGE
                                               COST        GAINS        LOSSES       VALUE       YIELD
                                            ----------   ----------   ----------   ----------   --------
                                                 (DOLLARS IN THOUSANDS, ON A TAX EQUIVALENT BASIS)
MARCH 31, 1996(1)
SECURITIES AVAILABLE FOR SALE
U.S. Government securities, maturing
  Within 1 year...........................  $  622,541    $     36     $ (1,918)   $  620,659      4.79%
  After 1 year but within 5 years.........     919,288      16,815         (194)      935,909      6.76
  After 5 years but within 10 years.......       1,998          --          (71)        1,927      5.77
                                            ----------     -------     --------    ----------
                                             1,543,827      16,851       (2,183)    1,558,495      5.96
                                            ----------     -------     --------    ----------
State and local government securities,
  maturing
  Within 1 year...........................      65,248          41           (4)       65,285      6.21
  After 1 year but within 5 years.........      60,402         537         (189)       60,750      6.79
  After 5 years but within 10 years.......      49,620         755         (385)       49,990      7.28
  After 10 years..........................          20          --           --            20      7.03
                                            ----------     -------     --------    ----------
                                               175,290       1,333         (578)      176,045      6.71
                                            ----------     -------     --------    ----------
Corporate, maturing
  Within 1 year...........................     308,646          11           (2)      308,655      5.63
  After 1 year but within 5 years.........       6,557           8          (17)        6,548      6.21
                                            ----------     -------     --------    ----------
                                               315,203          19          (19)      315,203      5.64
                                            ----------     -------     --------    ----------
U.S. Agency mortgage-backed securities....      89,977         199         (430)       89,746      6.08
Asset-backed securities...................      25,125          --         (128)       24,997      4.22
Other(2)..................................      38,382           8           --        38,390      6.30
                                            ----------     -------     --------    ----------
          Total securities available for
            sale..........................  $2,187,804    $ 18,410     $ (3,338)   $2,202,876      5.96%
                                            ==========     =======     ========    ==========     =====
INVESTMENT SECURITIES
Industrial revenue bonds..................  $   39,150    $     --     $     --    $   39,150     10.51%
Other.....................................      13,462          --           --        13,462      6.00
                                            ----------     -------     --------    ----------
          Total investment securities.....  $   52,612    $     --     $     --    $   52,612      9.36%
                                            ==========     =======     ========    ==========     =====

- ---------------
(1) The period-end maturity distribution excludes industrial revenue bonds, which are not regarded as principal debt securities, asset-backed securities, mortgage-backed securities, and other securities that do not have a stated maturity.

(2) BayBank, N.A., the Company's principal bank subsidiary, and BayBank FSB, a New Hampshire bank subsidiary, are members of the Federal Home Loan Bank
    (FHLB). As of March 31, 1996, $38.3 million in stock of the FHLB is included in the Securities Available for Sale portfolio in the Other category at cost, which approximates market value. As of March 31, 1996, total advances of $18.8 million were outstanding from the FHLB at an average interest rate of 5.14% and with an average maturity of 1.38 years. These outstanding advances are included on the consolidated balance sheet in the other short-term borrowings and long-term debt categories.



                   NOTE 2.  SECURITIES PORTFOLIOS (CONTINUED)

                                                                GROSS          GROSS
                                               AMORTIZED      UNREALIZED     UNREALIZED       MARKET
                                                  COST          GAINS          LOSSES         VALUE
                                               ----------     ----------     ----------     ----------
                                                                   (IN THOUSANDS)
DECEMBER 31, 1995(1)
SECURITIES AVAILABLE FOR SALE
U.S. Government securities...................  $1,798,465      $ 32,247       $  (2,304)    $1,828,408
Corporate....................................     317,737            50              --        317,787
State and local government securities........     225,954         1,710            (165)       227,499
U.S. Agency mortgage-backed securities.......      98,120           194            (515)        97,799
Asset-backed securities......................      44,051            --            (297)        43,754
Other(2).....................................      33,872             8              --         33,880
                                               ----------        ------        --------     ----------
          Total securities available for
            sale.............................  $2,518,199      $ 34,209       $  (3,281)    $2,549,127
                                               ==========        ======        ========     ==========
INVESTMENT SECURITIES
Industrial revenue bonds.....................  $   41,544      $     --       $      --     $   41,544
Other........................................      12,854            --              --         12,854
                                               ----------        ------        --------     ----------
          Total investment securities........  $   54,398      $     --       $      --     $   54,398
                                               ==========        ======        ========     ==========
MARCH 31, 1995
SECURITIES AVAILABLE FOR SALE
State and local government securities........  $   16,045      $     16       $      (1)    $   16,060
Corporate....................................     177,600            --              --        177,600
Other(2).....................................      27,654           701              --         28,355
                                               ----------        ------        --------     ----------
          Total securities available for
            sale.............................  $  221,299      $    717       $      (1)    $  222,015
                                               ==========        ======        ========     ==========
INVESTMENT SECURITIES
U.S. Government securities...................  $2,168,149      $  3,278       $ (29,892)    $2,141,535
State and local government securities........     214,366           348            (596)       214,118
Asset-backed securities......................     193,466            --          (2,755)       190,711
U.S. Agency mortgage-backed securities.......      49,518            --          (1,257)        48,261
Industrial revenue bonds.....................      48,062            --              --         48,062
Corporate and other..........................       1,842            --              --          1,842
                                               ----------        ------        --------     ----------
          Total investment securities........  $2,675,403      $  3,626       $ (34,500)    $2,644,529
                                               ==========        ======        ========     ==========

- ---------------
(1) During the fourth quarter of 1995, the Financial Accounting Standards Board allowed a one-time reassessment of the classification of securities, and the Company reclassified $2.0 billion from investment securities to securities available for sale.

(2) As of December 31, 1995, and March 31, 1995, $33.6 million and $27.6 million, respectively, in stock of the FHLB is included in the Securities Available for Sale portfolio in the Other category at cost, which approximates market value.


                    NOTE 3. ADOPTION OF ACCOUNTING STANDARD

     Effective January 1, 1996, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." This statement established accounting standards for the impairment of long-lived assets, certain identifiable intangibles, and goodwill related to such assets being held and used and for such assets and certain identifiable intangibles to be disposed of. The implementation of this statement did not have a material effect on the Company's results of operations or financial condition.

                             NOTE 4. PENDING MERGER

     On December 12, 1995, the Company and Bank of Boston Corporation (Bank of Boston) entered into an agreement and plan of merger, pursuant to which a subsidiary of Bank of Boston will merge with and into the Company and the Company will become a wholly-owned subsidiary of Bank of Boston (the Merger). In addition, related Stock Option Agreements were executed pursuant to which Bank of Boston granted the Company a conditional option to purchase up to 22,400,761 shares of Bank of Boston common stock and the Company granted to Bank of Boston a conditional option to purchase up to 3,907,120 shares of the Company's common stock, in each case equaling 19.9% of the outstanding shares of the respective granting company's stock. As a result of the Merger, each share of the common stock of the Company outstanding immediately prior to the effective time of the Merger will be converted into the right to receive 2.2 newly issued shares of Bank of Boston common stock. Outstanding options to purchase common stock of the Company will be converted to options to purchase common stock of Bank of Boston on the same basis.

     The Merger is intended to constitute a tax-free transaction and to be accounted for as a pooling of interests. The Merger was approved by the shareholders of both companies on April 25, 1996. This transaction is subject to approval by federal and state bank regulators and is expected to close in the third quarter of 1996. Subsequent to completion of the Merger, Bank of Boston's principal banking subsidiary will operate as BayBank of Boston, N.A.